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                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE

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                 QUALMARK CORPORATION REPORTS FOURTH QUARTER AND
                         2003 YEAR END FINANCIAL RESULTS
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   "...WE ARE EXCITED WITH THE GROWTH OF OUR BUSINESS... OUR BUSINESS EXPANDED
                         24% OVER THE THIRD QUARTER..."

(February 18, 2004) - Denver, Colorado - QualMark Corporation (OTCBB: QMRK) a world leader in designing, manufacturing and marketing HALT (Highly Accelerated Life Testing) and HASS (Highly Accelerated Stress Screening) systems and providing the World's largest corporations with products that improve product reliability allowing them to get to market faster, today announced results for the fourth quarter and fiscal year ended December 31, 2003.

For the fourth quarter, the Company recorded a net income of $118,000 or a basic and diluted income per share of less than $0.01, compared with a net income of $42,000 or a basic and diluted loss per share of $0.02 for the fourth quarter of 2002. Total revenue for the quarter was $2,540,000 versus total revenue of $2,164,000 in the comparable quarter last year.

For the year, QualMark reported a net loss of $691,000, which included approximately $630,000 of arbitration and legal related expenses, resulting in a basic and diluted loss per share of $0.31, compared with a net loss of $343,000, which included $321,000 of arbitration and legal related expenses, resulting in a basic and diluted loss per share of $0.32, in 2002. Total revenue for the year was $7,895,000 versus $8,067,000 in 2002.

Commenting on the fourth quarter and 2003 results, Charles Johnston, QualMark's President and CEO stated, "we are excited with the growth of our business during the fourth quarter. Our business expanded 24% over the third quarter of this year and 17% over the fourth quarter of last year. In fact, we haven't seen this level of activity since the second quarter of 2001. We continue to aggressively increase our market share in Asia Pacific, as our core customers have fully adopted the HALT and HASS philosophy. We were extremely encouraged with the domestic and European business during the fourth quarter, which we see continuing its momentum into 2004." Mr. Johnston continued, "all vertical markets seem to be expanding their need for HALT and HASS equipment, which include aerospace, defense, medical, telecom, and consumer electronics. Mr. Alan Perkins, our new VP of Sales and Marketing, has had a significant impact on redefining our core business and establishing a definitive plan to achieve significant market growth in 2004. Operationally, without the approximate $630,000 in legal and arbitration award expenses, we would have approximately broken even for 2003, which is a significant accomplishment in the recent depressed economic environment."

Mr. Johnston concluded, "finally, on Friday, February 13, 2004 the parties executed a definitive settlement agreement with Dr. Hobbs regarding the outstanding arbitration award. Per the terms of the agreement, the Company will pay approximately half of the award in February and the remaining amount in $20,000 installments through November of this year. This is a tremendous step in shedding the excess legal burden that has plagued the Company over the past few years. We can now move forward at full force with the continued growth of our business."

QUALMARK'S QUARTERLY CONFERENCE CALL TO DISCUSS FOURTH QUARTER AND YEAR END 2003 RESULTS WILL BE HELD TODAY, FEBRUARY 18, 2004 AT 11:00 A.M. EASTERN TIME.

TO PARTICIPATE VIA CONFERENCE CALL DIAL 888-318-6430 (IF CALLING FROM WITHIN THE U.S.) NO LATER THAN 10:50 A.M. EST ON FEBRUARY 18TH. IF YOU ARE CALLING FROM OUTSIDE OF THE U.S. PLEASE CALL 334-323-7224. THE LEADER NAME IS CHARLES JOHNSTON. THE QUALMARK SECURITY CODE TO ACCESS THIS EARNINGS CALL IS QUALMARK.

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
STATEMENT OF OPERATIONS                           FOR QUARTER ENDED                         FOR YEAR ENDED
                                                     DECEMBER 31,                            DECEMBER 31,
                                             2003                 2002                 2003                 2002
                                         ------------         ------------         ------------         ------------
Systems revenue                          $  2,236,000         $  1,843,000         $  6,759,000         $  6,606,000
ARTC service revenue                          304,000              321,000            1,136,000            1,461,000
Total revenue                               2,540,000            2,164,000            7,895,000            8,067,000
                                         ------------         ------------         ------------         ------------
Gross profit                                1,121,000              898,000            3,147,000            3,505,000
Gross profit margin                              44.1%                41.5%                39.9%                43.4%
                                         ------------         ------------         ------------         ------------
Income (loss) from operations                 150,000               79,000             (566,000)            (167,000)
Pretax income (loss)                          118,000               42,000             (690,000)            (343,000)
Net income (loss)                             118,000               42,000             (691,000)            (343,000)
                                         ============         ============         ============         ============


EARNINGS PER SHARE
RECONCILING ITEMS:

Accretion of  redeemable preferred
stock and dividends                           (51,000)             (51,000)            (197,000)            (180,000)

Beneficial conversion feature on
issuance of redeemable preferred
stock                                         (54,000)             (50,000)            (217,000)            (153,000)

Dividend resulting from conversion
of Series A preferred shares to
Series B preferred shares                          --                   --                   --             (489,000)

Net income (loss) available to
common shareholders                            13,000              (59,000)          (1,105,000)          (1,165,000)

Basic earnings (loss) per share
Diluted earnings (loss) per share                   *         $      (0.02)        $      (0.31)        $      (0.32)
Basic weighted average shares                       *         $      (0.02)        $      (0.31)        $      (0.32)
outstanding                                 3,610,000            3,610,000            3,610,000            3,610,000
Diluted weighted average shares
outstanding                                 3,645,000            3,610,000            3,610,000            3,610,000

* AMOUNT IS LESS THAN $0.01 PER SHARE.

QualMark Corporation, headquartered in Denver, Colorado is the leader in designing, marketing, and manufacturing accelerated life-testing systems providing the world's largest corporations with products that improve product reliability and allow them to get to market faster. The Company has installed more than 450 of its proprietary testing systems in 18 countries, operates ten of its own, partner testing, and consulting facilities worldwide. The Company also offers engineering services and products that complement the core technologies of QualMark and other test equipment providers.

The statements included in this press release concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, factors detailed in the Company's Securities and Exchange Commission filings; downturns in the Company's primary markets; variability of order flow, future economic conditions; competitive products and pricing; new product development; disruptions in the Company's operations from acts of God or extended maintenance; transportation difficulties; or the delivery of product under existing contracts and other factors.

         Contact:
              QUALMARK CORPORATION
              CHARLES JOHNSTON, President and CEO
              ANTHONY SCALESE, CFO
              303-254-8800
                  Internet: www.qualmark.com

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